UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 26, 2015
Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2015, Diamond Resorts Issuer 2008 LLC, a subsidiary of Diamond Resorts Corporation, as issuer (“Issuer”), entered into an Omnibus Amendment (the “Amendment) to its conduit facility with respect to its loans receivable (as amended, the “Conduit Facility”), with Diamond Resorts Depositor 2008 LLC, as depositor, Diamond Resorts Corporation, Diamond Resorts Holdings, LLC and Diamond Resorts International, Inc., each in its capacity as performance guarantor, Diamond Resorts Finance Holding Company, as seller, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as trustee, as custodian and as back-up servicer, GIFS Capital Company, LLC, as a conduit, and Credit Suisse AG, New York Branch, as administrative agent. The Amendment amended the Issuer’s existing $200 million conduit facility, originally entered into in 2008 and most recently amended and restated in February 2015. As a result of the Amendment, the Conduit Facility now bears interest at either LIBOR or the commercial paper rate (having a floor of 0.50%) plus a reduced rate of 2.25% from the prior 2.75%. The Amendment also amended the Conduit Facility so that it now provides (i) that, at any time the outstanding note balance has been reduced to zero in connection with the delivery of a prepayment notice, the first borrowing thereafter must include a minimum of 250 timeshare loans, and (ii) for the inclusion of electronic timeshare loans through the utilization of electronic signature and electronic vaulting and management services.

The description of the Amendment set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Omnibus Amendment dated June 26, 2015, among Diamond Resorts Issuer 2008 LLC, as issuer, Diamond Resorts Depositor 2008 LLC, as depositor, Diamond Resorts Corporation, Diamond Resorts Holdings, LLC, and Diamond Resorts International, Inc., each in its capacity as performance guarantor, Diamond Resorts Finance Holding Company, as seller, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as trustee, as custodian and as back-up servicer, GIFS Capital Company, LLC, as a conduit, and Credit Suisse AG, New York Branch, as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.
July 2, 2015	By: /s/ Jared T. Finkelstein Name: Jared T. Finkelstein Title: Senior Vice President-General Counsel and Secretary